UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 11, 2012

Date of Report (Date of earliest event reported)

Verso Paper Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

Verso Paper Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142283	56-2597634
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

6775 Lenox Center Court, Suite 400

Memphis, Tennessee 38115-4436

(Address, including zip code, of principal executive offices)

(901) 369-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 11, 2012, Verso Paper Corp. issued a news release announcing it has amended certain terms of its previously announced exchange offer and consent solicitation (the “Exchange Offer and Consent Solicitation”) of two of its subsidiaries, Verso Paper Holdings LLC (the “Company,” and together with Verso Paper Corp., the “Registrants”) and Verso Paper Inc. (together with the Company, the “Issuers”) with respect to the Issuers’ second priority senior secured floating rate notes due 2014 (the “Old Notes”). Initially, only those holders that validly tendered their Old Notes prior to the previously scheduled early tender date of 5:00 p.m., New York City time, on April 10, 2012, were entitled to receive the total consideration of $1,000 in principal amount of new 9.75% Secured Notes due 2019 per $1,000 in principal amount of Old Notes tendered, which includes an early tender payment of $50 per $1,000 in principal amount of Old Notes tendered (the “Total Consideration”). The Issuers have now determined that all holders that validly tender their Old Notes prior to 11:59 p.m., New York City time, on April 24, 2012, which is the expiration date of the Exchange Offer and Consent Solicitation, will be entitled to receive the Total Consideration. Tendered Old Notes may no longer be withdrawn, except to the extent that the Issuers are required by law to provide additional withdrawal rights.

Additionally, the Issuers are amending the terms of the Exchange Offer and Consent Solicitation by waiving the condition requiring receipt of tenders (and associated consents) from holders of more than 50% of the outstanding Old Notes.

Except as set forth herein, the complete terms and conditions to the Exchange Offer and Consent Solicitation for the Old Notes are detailed in the confidential offering memorandum and consent solicitation statement (together with the related consent and letter of transmittal, the “Exchange Offer Documents”). The Exchange Offer and Consent Solicitation is being made only through, and subject to the terms and conditions set forth in, the Exchange Offer Documents (as amended to the extent described in this current report on Form 8-K) and related materials.

For additional information concerning the foregoing, a copy of the news release dated April 11, 2012, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 8.01, including Exhibit 99.1, shall be deemed to be incorporated by reference into the Exchange Offer Documents.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	News release issued by Verso Paper Corp. on April 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2012

VERSO PAPER CORP.

By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

VERSO PAPER HOLDINGS LLC

By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release issued by Verso Paper Corp. on April 11, 2012.